Investment Management Trust Agreement

This Investment Management Trust Agreement (this “Agreement”) is made as of [●], 2008 by and between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”).

WHEREAS, the Company’s Registration Statement on Form S−1, No. 333-149812 (the “Registration Statement”), for its initial public offering of securities (“IPO”) has been declared effective as of the date hereof by the Securities and Exchange Commission (the “Effective Date”);

WHEREAS, UBS Securities LLC and Morgan Joseph & Co. Inc. are acting as the representatives (collectively, the “Representatives”) of the underwriters (collectively, the “Underwriters”) in the IPO;

WHEREAS, the Company has completed a private placement of 3,050,000 warrants at a price of $1.00 per warrant (the “Private Placement”) immediately prior to the date of the Company’s final prospectus for the IPO (the “Prospectus”);

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Certificate of Incorporation, $98,500,000 of the net proceeds of the IPO and the Private Placement ($112,937,500 if the Underwriters’ over-allotment option is exercised in full), including $3,250,000 for deferred underwriting discounts and commissions ($3,737,500 if the Underwriters’ over-allotment option is exercised in full), will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company’s common stock, par value $0.0001, issued in the IPO. The amount to be delivered to the Trustee will be referred to herein as the “Property,” and the parties for whose benefit the Trustee shall hold the Property will be referred to together with the Company as the “Beneficiaries”;

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $3,250,000 ($3,737,500, if the Underwriters’ over-allotment option is exercised in full) (or the amount specified in a notice pursuant to paragraph 2(d) hereof) is attributable to deferred underwriting commissions that will become payable by the Company to the Underwriters upon the consummation of a business combination (as that term is defined in the Registration Statement, an “Initial Business Combination”) (the “Deferred Discount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Agreement and Covenants of Trustee

The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account (the “Trust Account”) established by the Trustee at a branch of JPMorgan Chase Bank, N.A. selected by the Trustee;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in any open ended investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund, selected by the Company meeting the condition of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940;

(d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the Property, as such term is used herein;

(e) Promptly notify the Company and the Underwriters of all communications received by it with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of the tax returns for the Trust Account;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company and/or the Underwriters to do so;

(h) Render to the Company and to the Underwriters, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i) Commence liquidation of the Trust Account only upon receipt of and only in accordance with the terms of a letter (the “Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer and President or other authorized officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the Last Date (as defined in paragraph 2(g) below), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the stockholders of record on the Last Date; and

(j) Distribute the funds as directed in any Tax Disbursement Letter or Disbursement Letter (each as defined in paragraph 3(a) below) and any other documents referred to therein, and distribute, upon receipt of an Extension Notification Letter (as defined in paragraph 2(g) below), to the Company’s stockholders who exercised their redemption rights in connection with the Extension (as defined in paragraph 2(g) below) an amount equal to their pro rata share of the amounts in the Trust Account relating to the shares for which such stockholders have exercised redemption rights in connection with a vote of stockholders for the Extension, in each case in accordance with paragraph 3 below.

2. Agreements and Covenants of the Company

The Company hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chief Executive Officer and President or other authorized officer. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee shall obtain the consent of the Company prior to entering into any settlement with respect to any Indemnified Claim. The Company may participate in such action with its own counsel;

(c) Pay the Trustee an initial acceptance fee of $1,000 and an annual fee of $3,000 (it being expressly understood that the Property shall not be used to pay such fee). The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and thereafter shall pay the annual fee on each anniversary of the Effective Date. The Trustee shall refund to the Company the fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided in paragraph 2(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such paragraph);

(d) Within five business days after the Underwriters’ over-allotment option (or any unexercised portion thereof) expires or is exercised in full, provide the Trustee with a notice in writing (with a copy to the Representatives) of the total amount of the Deferred Discount, which shall in no event be less than $3,250,000;

(e) In connection with any vote of the Company’s stockholders on whether to approve an Initial Business Combination or the Extension (as defined in paragraph 2(g) below), provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and tabulating stockholder votes (which firm may be the Trustee) verifying the vote of the Company’s stockholders regarding such Initial Business Combination or Extension;

(f) In all cases, provide the Representatives with a copy of any Termination Letters and/or any other correspondence that it sends to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same; and

(g) Within five business days after the vote of the Company’s stockholders regarding the Extension (as defined below) provide the Trustee with a letter in form substantially similar to that attached hereto as Exhibit E (an “Extension Notification Letter”) (with a copy to the Representatives) providing (i) that the Initial Last Date (as defined below) has been extended (the “Extension”) to the date that is 12 months after the Initial Last Date (such date, the “Extended Last Date”; as used herein the term “Initial Last Date” shall mean the date that is 24 months after the date of the Prospectus and the term “Last Date” shall mean the Initial Last Date unless and until there is the Extension in which case it shall thereafter mean the Extended Last Date), and (ii) instructions for the distribution of funds to the Company’s stockholders who exercised their redemption rights in connection with the Extension.

3. Liquidation and Distribution of Trust Account Property.

(a) The Trustee shall commence liquidation of the Trust Account only upon receipt of, and only in accordance with the terms of a Termination Letter in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer and President or other authorized officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and any other documents referred to therein; provided, however, that the Trustee shall disburse such funds from the Trust Account (i) from time to time as may be necessary timely to pay any taxes incurred as a result of interest or other income earned on the Property held in the Trust Account or other tax obligations of the Company, only upon receipt and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit C (a “Tax Disbursement Letter”), signed on behalf of the Company by its Chief Executive Officer and President or Chairman of the Board of Directors and copied to Authorized Counsel (as defined below), as evidenced by his or her countersignature thereto, and complete the disbursement of funds from the Trust Account and distribute such funds only as directed in the Tax Disbursement Letter and any other documents referred to therein, (ii) from time to time as may be necessary for working capital purposes, only upon receipt and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit D (a “Disbursement Letter”), signed on behalf of the Company by its Chief Executive Officer and President or Chairman of the Board of Directors and copied to Authorized Counsel, as evidenced by his or her countersignature thereto, the Trustee shall disburse to the Company such amount as may be requested by the Company as directed in the Disbursement Letter and the other documents referred to therein; provided, however, that the aggregate amount distributed by the Trustee to the Company pursuant to this paragraph 3(a)(ii) may not exceed the lesser of (y) the aggregate amount of interest and any other income actually received or paid on amounts in the Trust Account less an amount equal to estimated taxes that are or will be due on such income at an assumed rate of 40% and (z) $2,500,000; and (iii) as may be necessary for distribution of funds to the stockholders who exercised their redemption rights in connection with the Extension upon receipt and only in accordance with the terms of an Extension Notification Letter signed on behalf of the Company by its Chief Executive Officer and President or Chairman of the Board of Directors and copied to Authorized Counsel, as evidenced by his or her countersignature thereto, and complete the disbursement of funds from the Trust Account and distribute such funds only as directed in the Extension Notification Letter and the other documents referred to therein. For purposes of this Agreement, “Authorized Counsel” shall mean, at any date, the attorney retained and authorized by the Company to perform such functions.

(b) The limited distributions referred to in paragraphs 3(a)(i) and 3(a)(ii) above shall be made only from interest and any other income collected on the Property. Except as provided in paragraph 3(a) above, no other distributions from the Trust Account shall be permitted except in accordance with paragraph 1(i) hereof.

4. Limitations of Liability.

The Trustee shall have no responsibility or liability to:

(a) Take any action with respect to the Property, other than as directed in paragraphs 1 and 3 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c) Change the investment of any Property, other than in compliance with paragraph 1(c);

(d) Refund any depreciation in principal of any Property;

(e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; or

(h) Subject to the requirements of paragraph 3 of this Agreement, pay any taxes on behalf of the Trust Account to any governmental entity or taxing authority.

5. Termination.

This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall continue to act in accordance with the terms of this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever that arises due to any actions or omissions to act by any party after such deposit; or

(b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to paragraph 2(b).

6. Miscellaneous.

(a) The Company and the Trustee each acknowledge and agree that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions, the Trustee will confirm such instructions with an Authorized Individual at an Authorized Telephone Number listed on the attached Exhibit F. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary’s bank or intermediary bank, rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of the Representatives. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

(d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder. The parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction and accept such venue, and waive any objection that such courts represent an inconvenient forum.

(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Fax No.: [●]
Attn: [●]

if to the Company, to:

Lambert’s Cove Acquisition Corporation
817 West Peachtree, Suite 550
Atlanta, GA 30308
Fax No.: [●]
Attn: Jeffrey C. Levy, Chief Executive Officer and President

in either case with a copy to:

UBS Investment Bank
299 Park Avenue
New York, NY 10171
Fax No: (212) 821-4610
Attn: [●]

and

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, NY 10020
Fax No: [●]
Attn: [●]

and

Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, NY 10017
Fax No.: (212) 370-7889
Attn: Douglas S. Ellenoff, Esq.
   Stuart Neuhauser, Esq.

(f) This Agreement may not be assigned by the Trustee without the prior written consent of the Company and the Representatives.

(g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.

(h) The Trustee waives any right of set-off or any right, title, interest or claim of any kind that the Trustee may have against the Property held in the Trust Account, and acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event the Trustee has a claim against the Company under this Agreement, including, without limitation, under paragraph 2(b), the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account. The Trustee hereby consents to the inclusion of Continental Stock Transfer & Trust Company in the Registration Statement and other materials related to the IPO.

(i) The Trustee acknowledges and agrees that it is the specific intention of the parties hereto that each of the Representatives is and shall be a third-party beneficiary of the provisions of this Agreement pertaining to the Deferred Discount (including paragraph 6(c)) and the Trustee’s obligations under this Agreement with respect thereto (but solely of those provisions and solely with respect to such obligations of the Trustee) with the same right and power to enforce those provisions as either of the parties hereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By: _________________________________
Name:
Title:

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

(Signature Page)

Exhibit A

[LETTERHEAD OF COMPANY]

[date]

Continental Stock Transfer & Trust Company
17 Battery Place

New York, New York 10004

Re: Trust Account No. [●] Termination Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [●], 2008 (the “Trust Agreement”), this is to advise you that the Company has entered into a definitive agreement (the “Business Agreement”) with [●] (the “Target Business”) to consummate a business combination with the Target Business (the “Business Combination”) on or about [●]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”).

Pursuant to Paragraph 2(e) of the Trust Agreement, we are providing you with [an affidavit] [a certificate] verifying the vote of the Company’s stockholders duly approving the Business Combination in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation.

The [affidavit] [certificate] includes the identities of the public stockholders who voted against the Business Combination and properly exercised their redemption rights in connection therewith.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

On the Consummation Date: (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will, concurrently with your transfer of funds to the accounts as directed by the Company, be consummated; (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account other than the Deferred Discount (the “Instruction Letter”) and (iii) the Representatives shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of written notice from counsel and the Instruction Letter (a) to public stockholders who exercised their redemption rights in connection with the Business Combination, in an amount equal to their pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date (including the Deferred Discount and any income actually received on the Trust Account balance and held in the Trust Account, but less an amount equal to estimated taxes that are or will be due on such income at an assumed rate of 40%) relating to the shares for which such stockholders have exercised redemption rights in connection with the vote of stockholders for the Business Combination, (b) to the Representatives in an amount equal to the Deferred Discount as so directed by them, and (c) the remainder in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same, and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company or be distributed immediately and the penalty incurred. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated and the Trust Account closed.

A-1

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

Affirmed:

By: _________________________________
Name:
Title:

cc:	UBS Securities LLC
Morgan Joseph & Co. Inc.

A-2

Exhibit B

[LETTERHEAD OF COMPANY]

[date]

Continental Stock Transfer & Trust Company
17 Battery Place

New York, New York 10004

Re: Trust Account No. [●] Termination Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [●], 2008 (the “Trust Agreement”), this is to advise you that (i) the Company has been unable to effect a Business Combination within the time frame specified in the Amended and Restated Certificate of Incorporation of the Company, (ii) the Company’s existence expired in accordance with the terms of its Amended and Restated Certificate of Incorporation on [●]; and (iii) the Company is proceeding to dissolve and liquidate.

Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize and request that you commence liquidation of the Trust Account as part of the Company’s plan of dissolution and distribution. In connection with this liquidation, you are hereby authorized to establish a record date for the purposes of determining the stockholders of record entitled to receive their per share portion of the Trust Account. The record date shall be within 10 days of the liquidation date, or as soon thereafter as is practicable. Company has appointed [●] to serve as its designated paying agent (the “Designated Paying Agent”). You will notify the Company and the Designated Paying Agent in writing as to when all of the funds in the Trust Account will be available for immediate transfer (the “Transfer Date”). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company’s instructions.

B-1

You shall have no obligation to oversee the Designated Paying Agent’s distribution of the funds. Upon the payment to the Designated Paying Agent of all the funds in the Trust Account, the Trust Agreement shall be terminated and the Trust Account closed.

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

Affirmed:

By: _________________________________
Name:
Title:

cc:	UBS Securities LLC
Morgan Joseph & Co. Inc.

B-2

Exhibit C

[LETTERHEAD OF COMPANY]

[date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004

Re: Trust Account No. [●] Tax Disbursement Letter

Gentlemen:

Pursuant to paragraph 3(a)(i) of the Investment Management Trust Agreement between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”) dated as of [●], 2008 (the “Trust Agreement”), this is to advise you that the Trust Account, as defined in the Trust Agreement, has incurred a total of [●] in taxes (the “Tax Payments”) for the period from [●], 200[●] to [●], 200[●] (the “Tax Period”) as a result of interest and other income earned on the Property, as defined in the Trust Agreement, or other tax obligations of the Company, in each case during the Tax Period.

In accordance with the terms of the Trust Agreement, we hereby authorize you to distribute from the Trust Account proceeds from the Property (as defined in the Trust Agreement) equal to the aggregate Tax Payments on such dates, in such amounts and to such payees as indicated on the Schedule of Tax Payments attached hereto as Schedule 1.

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

Authorized Counsel Signatory:

By: _________________________________
Name:
Title:

cc:	UBS Securities LLC
Morgan Joseph & Co. Inc.

C-1

Schedule 1

Schedule of Tax Payments

Payment Date: [●]
Amount: [●]
Payee: [●]
Address: [●]

Payment Date: [●]
Amount: [●]
Payee: [●]
Address: [●]

Payment Date: [●]
Amount: [●]
Payee: [●]
Address: [●]

C-2

Exhibit D

[LETTERHEAD OF COMPANY]

[date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004

Re: Trust Account No. [●] Disbursement Letter

Gentlemen:

Pursuant to paragraph 3(a)(ii) of the Investment Management Trust Agreement between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company dated as of [●], 2008 (the “Trust Agreement”), we hereby authorize you to disburse from the Trust Account proceeds from the Property, as defined in the Trust Agreement, equal to $[●], to [●] via wire transfer on [●], 200[●].

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

Authorized Counsel Signatory:

By: _________________________________
Name:
Title:

cc:	UBS Securities LLC
Morgan Joseph & Co. Inc.

D-1

Exhibit E

[LETTERHEAD OF COMPANY]

[date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004

Re: Trust Account No. [●] Extension Notification Letter

Gentlemen:

Pursuant to paragraphs 2(g) and 3(a)(iii) of the Investment Management Trust Agreement between Lambert’s Cove Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company dated as of [●], 2008 (the “Trust Agreement”), this is to advise you that on [●], 200[●] (the “Approval Date”) the Company’s stockholders approved an extension (the “Extension”) of the Initial Last Date, as defined in the Trust Agreement, to [●], 2011 (the “Extended Last Date”).

Pursuant to Paragraph 2(e) of the Trust Agreement, we are providing you with [an affidavit] [a certificate] verifying the vote of the Company’s stockholders duly approving the Extension in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation.

The [affidavit] [certificate] includes the identities of the public stockholders who voted against the Extension and properly exercised their redemption rights in connection therewith.

You are hereby directed and authorized to transfer from the Trust Account proceeds from the Property, as defined in the Trust Agreement, to public stockholders who exercised their redemption rights in connection with the Extension, in an amount equal to their pro rata share of the amounts in the Trust Account as of the Approval Date (including the Deferred Discount and any income actually received on the Trust Account balance and held in the Trust Account, but less an amount equal to estimated taxes that are or will be due on such income at an assumed rate of 40%) relating to the shares for which such stockholders have exercised redemption rights in connection with the vote of stockholders for the Extension.

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By: _________________________________
Name:
Title:

Authorized Counsel Signatory:

By: _________________________________
Name:
Title:

cc:	UBS Securities LLC
Morgan Joseph & Co. Inc.

E-1

Authorized Individual(s) Authorized for Telephone Call and Telephone Number(s)

COMPANY:

Lambert’s Cove Acquisition Corporation
817 West Peachtree, Suite 550
Atlanta, GA 30308
Tel No.: (404) 961-7001
Fax No.: [●]
Attn: Jeffrey C. Levy, Chief Executive Officer and President

TRUSTEE:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Tel No.: [●]
Fax No.: [●]
Attn: [●]

F-1